                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                    Investment Company Act File No. 811-05770

                              THE CHILE FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

               466 Lexington Avenue, New York, New York 10017-3140 (Address of Principal Executive Offices) (Zip Code)

                               J. Kevin Gao, Esq.
                              The Chile Fund, Inc.
                              466 Lexington Avenue
                          New York, New York 10017-3140

Registrant's telephone number, including area code:(212) 875-3500

Date of fiscal year end: December 31

Date of reporting period: January 1, 2006 to June 30, 2006

ITEM 1. REPORTS TO STOCKHOLDERS.

THE CHILE FUND, INC.

SEMI-ANNUAL REPORT
JUNE 30, 2006
(UNAUDITED)

[AMERICAN STOCK EXCHANGE(R) LOGO]
LISTED
CH

CH-SAR-0606

CONTENTS

Letter to Shareholders                                                         1
Portfolio Summary                                                              4
Schedule of Investments                                                        5
Statement of Assets and Liabilities                                            7
Statement of Operations                                                        8
Statement of Changes in Net Assets                                             9
Financial Highlights                                                          10
Notes to Financial Statements                                                 12
Results of Annual Meeting of Shareholders                                     17
Privacy Policy Notice                                                         18
Description of InvestLink(SM) Program                                         19
Proxy Voting and Portfolio Holdings Information                               22

LETTER TO SHAREHOLDERS

                                                                  August 2, 2006

DEAR SHAREHOLDER:

For the six month period ended June 30, 2006, the net asset value (NAV) of The Chile Fund, Inc. (the "Fund") increased by 1.27%, vs. an increase of 0.34% for the Morgan Stanley Capital International Chile Index.*

The market price of the Fund's shares declined 16.60% in the period, closing at US$14.72. As a result, the Fund's shares traded at a premium of 2.7% on June 30, 2006, compared with a 24.6% premium to NAV at the start of the period.

FUND NOW TRADING ON AMEX

Effective May 11, 2006, the Fund is listed on, and has commenced trading on, the American Stock Exchange, LLC ("AMEX"). The Fund opted to make the move based on listing costs. The Fund estimates that the Fund's annual listing fees will decline substantially. The Fund continues to trade under the same ticker symbol
(CH).

MARKET OVERVIEW: CHILE TRAILS IN VOLATILE MARKET

The world's emerging equity markets had positive, though volatile, performance in the period. The group started the year on a bright note, extending a strong rally begun in 2003. Emerging markets turned sharply down in May, however, when worries over US inflation and global interest-rates sparked a broad sell off that hit riskier asset classes the hardest. The group suffered a peak-to-trough fall of 25%, before staging a partial rebound late in the period.

Chile had only a marginal gain in the period, underperforming global emerging markets and its regional peers. Stocks in Chile corrected by significantly less than other Latin American markets during the May/June sell off, but the bounce back was relatively mild. This was consistent with our view that Chile's market is less susceptible to volatility in general, due to the depth of local capital market demand.

In this environment, the Fund had only a modest gain, though it outperformed its benchmark. Stocks that aided the Fund's return included its consumer stocks, in particular consumer discretionary holdings. The Fund's materials companies also outperformed, and the Fund's underweighting in the financial services sector was beneficial as well, as financial stocks struggled. The Fund's industrial and telecommunications holdings underperformed.

OUTLOOK AND STRATEGY

Against a global backdrop that we view as more challenging, given an increasingly clouded outlook for global growth and frequent shifts in risk appetite, here are some of the factors we consider noteworthy:

     - Commodities have fallen from their peaks but copper, a key Chilean export, remains at high levels by historical standards.

     - After poor readings in March and April, the Monthly Economic Activity Indicator, an index of economic activity, bounced in the May reading, and continues to suggest a growth rate of between 5.5% and 6.0% in 2006.

     - The previously weak readings may explain why consumer confidence has dipped in recent surveys. Other factors that may have contributed include a) the energy crisis resulting from Argentina restricting natural gas supplies, b) the falling popularity of President Bachelet amid student protests, c) rising unemployment rates and d) rising interest rates.

     - Our analysis, however, suggests a more positive economic picture. The increase in unemployment is mainly a reflection of the increased labor force participation. Job creation has actually been growing at a healthy rate of 4.2%.

     - CPI inflation over the last twelve months is running at around 4%, at the top of the Central Bank's target range of 2-4%, but core inflation has been trending down again; we expect the Bank to raise rates by only another 25 basis points before pausing.

     - The government's attempts to talk the peso down seems to have had some effect recently, with the currency weakening slightly to the Ch$540 level against the US Dollar.

For our part, we will continue to look for reasonably valued companies we think can deliver consistent earnings growth. From a sector perspective, we remain overweighted in consumer areas such as beverages and specific retail stocks, reflecting our view that consumption should be a main pillar in Chile's economy in the next few years. We also continue to focus on the pulp and paper and electricity industries, while remaining underweighted in telecoms and financial services, based on risk/reward characteristics.

We would also note that, as the result of our sale of Infraestructura 2000 late in the period (at a value 25% higher than the carrying value), the Fund as of June 30, 2006 has no remaining private equity investments.

Respectfully,


/s/ Matthew J.K. Hickman
------------------------------------------
Matthew J.K. Hickman
Chief Investment Officer**


/s/ Steven B. Plump
------------------------------------------
Steven B. Plump
Chief Executive Officer and President***

INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS. THERE ARE ALSO RISKS ASSOCIATED WITH INVESTING IN CHILE, INCLUDING THE RISK OF INVESTING IN A SINGLE-COUNTRY FUND.

IN ADDITION TO HISTORICAL INFORMATION, THIS REPORT CONTAINS FORWARD-LOOKING STATEMENTS, WHICH MAY CONCERN, AMONG OTHER THINGS, DOMESTIC AND FOREIGN MARKET, INDUSTRY AND ECONOMIC TRENDS AND DEVELOPMENTS AND GOVERNMENT REGULATION AND THEIR POTENTIAL IMPACT ON THE FUND'S INVESTMENT PORTFOLIO. THESE STATEMENTS ARE SUBJECT TO RISKS AND UNCERTAINTIES AND ACTUAL TRENDS, DEVELOPMENTS AND REGULATIONS IN THE FUTURE AND THEIR IMPACT ON THE FUND COULD BE MATERIALLY DIFFERENT FROM THOSE PROJECTED, ANTICIPATED OR IMPLIED. THE FUND HAS NO OBLIGATION TO UPDATE OR REVISE FORWARD-LOOKING STATEMENTS.

* The Morgan Stanley Capital International Chile Index is an unmanaged index (with no defined investment objective) of Chilean equities that includes reinvestment of dividends (net of taxes), and is the exclusive property of Morgan Stanley Capital International Inc. Investors cannot invest directly in an index.

** Matthew J.K. Hickman, Director, is a portfolio manager specializing in Latin American equities and is primarily responsible for management of the Fund's assets. He joined in 2003 from Compass Group Investment Advisors, where he was general manager of the private wealth management division based in Santiago, Chile. Previously, he was a financial advisor in Credit Suisse First Boston's Private Client Services channel; an equity analyst focusing on Latin American telecommunications companies and several Latin American country markets at ABN AMRO, Lehman Brothers, Bear, Stearns and James Capel; and an equity analyst and member of the management team for the Five Arrows Chile Fund at Rothschild Asset Management. Mr. Hickman holds a BA in modern languages from Cambridge University and a diploma in corporate finance from London Business School. He is fluent in Spanish, Portuguese and French. He is also the Chief Investment Officer of The Latin America Equity Fund, Inc.

*** Steven B. Plump is a Managing Director of Credit Suisse Asset Management, LLC ("Credit Suisse") and CEO/President of the Fund. He joined Warburg Pincus Asset Management ("WPAM") in 1995 and came to Credit Suisse in 1999 when it acquired WPAM.

THE CHILE FUND, INC.

PORTFOLIO SUMMARY - AS OF JUNE 30, 2006 (UNAUDITED)

SECTOR ALLOCATION

                                     [CHART]

AS A PERCENT OF NET ASSETS                                 30-JUN-06   31-DEC-05
Beverages                                                    13.64%      15.38%
Chemicals                                                     3.70%       3.99%
Commercial Banks                                              7.17%       6.73%
Diversified Telecommunication                                 3.09%       3.97%
Electric Utilities                                            6.54%       4.25%
Food & Staples Retailing                                      5.12%       6.42%
Independent Power Producers & Energy Traders                 18.73%      18.33%
Industrial Conglomerates                                     15.11%      14.47%
Metals & Mining                                               2.28%       2.69%
Multiline Retail                                              7.00%       6.83%
Paper & Forest Products                                      13.36%      13.30%
Water Utilities                                               1.65%       0.16%
Other Sectors                                                 2.61%       3.47%

TOP 10 HOLDINGS, BY ISSUER

                                                                                             PERCENT OF
                   HOLDING                                         SECTOR                    NET ASSETS
-------------------------------------------------------------------------------------------------------
 1.   Empresas Copec S.A.                               Industrial Conglomerates                15.1
 2.   Empresas CMPC S.A.                                 Paper & Forest Products                13.4
 3.   Empresa Nacional de Electricidad S.A.   Independent Power Producers & Energy Traders      13.4
 4.   Enersis S.A.                                         Electric Utilities                    6.5
 5.   Cencosud S.A.                                     Food & Staples Retailing                 4.9
 6.   Banco Santander Chile S.A.                            Commercial Banks                     4.9
 7.   S.A.C.I. Falabella, S.A.                              Multiline Retail                     4.9
 8.   Vina Concha y Toro S.A.                                   Beverages                        4.6
 9.   Compania Cervecerias Unidas S.A.                          Beverages                        3.6
10.   Embotelladora Andina S.A.                                 Beverages                        3.4

THE CHILE FUND, INC.

SCHEDULE OF INVESTMENTS - JUNE 30, 2006 (UNAUDITED)

                                                          NO. OF
DESCRIPTION                                               SHARES        VALUE
--------------------------------------------------------------------------------
EQUITY SECURITIES-100.05%
AIRLINES-1.32%
Lan Airlines S.A.                                          295,395   $ 1,921,135
                                                                     -----------
BEVERAGES-13.64%
Coca-Cola Embonor S.A., Class A+                         3,118,592     2,398,028
Compania Cervecerias Unidas S.A.                         1,179,003     5,199,235
Embotelladora Andina S.A., PNA                           1,370,000     3,071,521
Embotelladora Andina S.A., PNB                             780,000     1,886,048
Vina Concha y Toro S.A.                                  4,803,800     6,720,157
Vina San Pedro S.A.                                     65,000,000       560,033
                                                                     -----------
                                                                      19,835,022
                                                                     -----------
BUILDING PRODUCTS-0.26%
Ceramicas Cordillera S.A.                                   67,165       373,346
                                                                     -----------
CHEMICALS-3.70%
Enaex S.A.                                                 110,000       438,206
Sociedad Quimica y Minera de Chile S.A., Class B           258,000     2,691,384
Sociedad Quimica y Minera de Chile S.A.,
   Class B, ADR                                             21,600     2,249,424
                                                                     -----------
                                                                       5,379,014
                                                                     -----------
COMMERCIAL BANKS-7.17%
Banco de Credito e Inversiones                             127,688     3,359,588
Banco Santander Chile S.A.                             183,100,000     7,073,624
                                                                     -----------
                                                                      10,433,212
                                                                     -----------
CONSTRUCTION MATERIALS-0.49%
Cementos Bio-Bio S.A.                                      270,000       710,395
                                                                     -----------
COSMETICS & TOILETRIES-0.55%
Laboratorios Andromaco S.A.                              4,049,928       802,857
                                                                     -----------
DIVERSIFIED TELECOMMUNICATION-3.09%
Compania de Telecomunicaciones de Chile S.A.,
   Class A                                               1,840,000   $ 3,167,207
Empresa Nacional de Telecomunicaciones S.A.                138,965     1,334,033
                                                                     -----------
                                                                       4,501,240
                                                                     -----------
ELECTRIC UTILITIES-6.54%
Enersis S.A.                                            34,000,000     7,654,252
Enersis S.A., ADR                                          165,600     1,863,000
                                                                     -----------
                                                                       9,517,252
                                                                     -----------
FOOD & STAPLES RETAILING-5.12%
Cencosud S.A.                                            2,200,000     5,380,359
Cencosud S.A., ADR++                                        47,700     1,749,970
Distribucion y Servicio D&S S.A.                         1,200,000       322,179
                                                                     -----------
                                                                       7,452,508
                                                                     -----------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS-18.73%
Colbun S.A.                                             28,458,076     4,418,727
Empresa Nacional de Electricidad S.A.                   21,068,000    18,678,966
Empresa Nacional de Electricidad S.A., ADR                  28,400       749,760
Gener S.A.                                              13,958,089     3,387,753
                                                                     -----------
                                                                      27,235,206
                                                                     -----------
INDUSTRIAL CONGLOMERATES-15.11%
Empresas Copec S.A.                                      2,405,000    21,968,964
                                                                     -----------
METALS & MINING-2.28%
CAP S.A.                                                   250,000     3,321,290
                                                                     -----------
MULTILINE RETAIL-7.00%
Comercial Siglo XXI S.A.                                   780,000     2,572,396
Ripley Corp. S.A.                                          625,000       544,284
S.A.C.I. Falabella, S.A.                                 2,316,000     7,059,144
                                                                     -----------
                                                                      10,175,824
                                                                     -----------
PAPER & FOREST PRODUCTS-13.36%
Empresas CMPC S.A.                                         711,000    19,431,629
                                                                     -----------

See accompanying notes to financial statements.

                                                          NO. OF
DESCRIPTION                                               SHARES        VALUE
--------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS-0.04%
Zalaquett S.A.                                          1,496,767   $     52,721
                                                                    ------------
WATER UTILITIES-1.65%
Inversiones Aguas Metropolitanas S.A.                   1,400,000      1,413,748
Inversiones Aguas Metropolitanas S.A., ADR+ ++             48,000        989,184
                                                                    ------------
                                                                       2,402,932
                                                                    ------------
TOTAL EQUITY SECURITIES
   (Cost $89,328,904)                                                145,514,547
                                                                    ------------
SHORT-TERM INVESTMENTS-0.50%

CHILEAN MUTUAL FUNDS-0.49%
Fondo Mutuo Cruz Moneda Liquidez                          180,479        367,968
Fondo Mutuo Security Check                                 61,149        337,823
                                                                    ------------
TOTAL CHILEAN MUTUAL FUNDS
   (Cost $732,238)                                                       705,791
                                                                    ------------

                                                       PRINCIPAL
                                                         AMOUNT
DESCRIPTION                                             (000'S)       VALUE
--------------------------------------------------------------------------------
GRAND CAYMAN-0.01%
Brown Brothers Harriman & Co., overnight deposit,
   4.25%, 7/03/06* (Cost $22,000)                         $22      $     22,000
                                                                   ------------
TOTAL SHORT-TERM INVESTMENTS
   (Cost $754,238)                                                      727,791
                                                                   ------------
TOTAL INVESTMENTS-100.55%
   (Cost $90,083,142) (Notes B, E, G)                               146,242,338
                                                                   ------------
LIABILITIES IN EXCESS OF CASH AND
   OTHER ASSETS-(0.55)%                                                (804,923)
                                                                   ------------
NET ASSETS-100.00%                                                 $145,437,415
                                                                   ============

+    Non-income producing security.

++ SEC Rule 144A security. Such securities are traded only among "qualified institutional buyers."

* Variable rate account. Rate resets on a daily basis; amounts are available on the same business day.

ADR  American Depositary Receipts.

PNA  Preferred Shares, Series A.

PNB  Preferred Shares, Series B.

                                 See accompanying notes to financial statements.

THE CHILE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - JUNE 30, 2006 (UNAUDITED)

ASSETS
Investments, at value (Cost $90,083,142) (Notes B,E,G)             $146,242,338
Cash (including $10,714 of foreign currencies with a cost
   of $7,822)                                                            10,916
Receivables:
   Investments sold                                                     153,837
   Dividends                                                             58,489
Prepaid expenses                                                         24,183
                                                                   ------------
Total Assets                                                        146,489,763
                                                                   ------------
LIABILITIES
Payables:
   Investment advisory fees (Note C)                                    429,843
   Administration fees (Note C)                                          37,601
   Directors' fees                                                       14,250
   Other accrued expenses                                               154,288
   Chilean taxes (Note B)                                               416,366
                                                                   ------------
Total Liabilities                                                     1,052,348
                                                                   ------------
NET ASSETS (applicable to 10,139,926 shares of common stock
   outstanding) (Note D)                                           $145,437,415
                                                                   ============
NET ASSETS CONSIST OF
Capital stock, $0.001 par value; 10,139,926 shares issued and
   outstanding (100,000,000 shares authorized)                     $     10,140
Paid-in capital                                                      81,037,892
Undistributed net investment income                                   1,078,500
Accumulated net realized gain on investments and foreign
   currency related transactions                                      7,299,245
Net unrealized appreciation in value of investments and
   translation of other assets and liabilities denominated in
   foreign currencies                                                56,011,638
                                                                   ------------
Net assets applicable to shares outstanding                        $145,437,415
                                                                   ============
NET ASSET VALUE PER SHARE ($145,437,415 / 10,139,926)              $      14.34
                                                                   ============
MARKET PRICE PER SHARE                                             $      14.72
                                                                   ============

See accompanying notes to financial statements.

THE CHILE FUND, INC.

STATEMENT OF OPERATIONS - FOR THE SIX MONTHS ENDED JUNE 30, 2006 (UNAUDITED)

INVESTMENT INCOME
Income (Note B):
   Dividends                                                        $ 2,359,559
   Interest                                                              19,484
   Less: Foreign taxes withheld                                         (25,167)
                                                                    -----------
   Total Investment Income                                            2,353,876
                                                                    -----------
Expenses:
   Investment advisory fees (Note C)                                    850,185
   Custodian fees                                                       137,537
   Administration fees (Note C)                                          98,708
   Audit and tax fees                                                    44,258
   Directors' fees                                                       34,303
   Legal fees                                                            30,273
   Printing (Note C)                                                     29,811
   Accounting fees                                                       25,592
   Stock exchange listing fees                                           11,778
   Shareholder servicing fees                                            10,712
   Insurance                                                              5,177
   Miscellaneous                                                          6,506
   Chilean taxes (Note B)                                               281,145
                                                                    -----------
   Total Expenses                                                     1,565,985
                                                                    -----------
   Net Investment Income                                                787,891
                                                                    -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND
FOREIGN CURRENCY RELATED TRANSACTIONS
Net realized gain/(loss) from:
   Investments                                                        4,965,373
   Foreign currency related transactions                                 (6,673)
Net change in unrealized appreciation in value of
   investments and translation of other assets and
   liabilities denominated in foreign currencies (includes
   $150,451 of Chilean repatriation taxes on unrealized
   gains) (Note B)                                                   (3,912,017)
                                                                    -----------
Net realized and unrealized gain on investments and foreign
   currency related transactions                                      1,046,683
                                                                    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $ 1,834,574
                                                                    ===========

                                 See accompanying notes to financial statements.

THE CHILE FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                   FOR THE
                                                                                  SIX MONTHS
                                                                                    ENDED            FOR THE
                                                                                JUNE 30, 2006       YEAR ENDED
                                                                                 (UNAUDITED)    DECEMBER 31, 2005
                                                                                -------------   -----------------
INCREASE/(DECREASE) IN NET ASSETS
Operations:
   Net investment income                                                        $    787,891      $  1,168,625
   Net realized gain on investments and foreign currency related transactions      4,958,700        33,554,976
   Net change in unrealized appreciation in value of investments and translation of other assets and liabilities denominated in
      foreign currencies                                                          (3,912,017)       (6,096,437)
                                                                                ------------      ------------
         Net increase in net assets resulting from operations                      1,834,574        28,627,164
                                                                                ------------      ------------
Dividends and distributions to shareholders:
   Net investment income                                                                  --          (746,465)
   Net realized gain on investments                                                       --       (43,260,814)
                                                                                ------------      ------------
         Total dividends and distributions to shareholders                                --       (44,007,279)
                                                                                ------------      ------------
         Total increase/(decrease) in net assets                                   1,834,574       (15,380,115)
                                                                                ------------      ------------
NET ASSETS
Beginning of period                                                              143,602,841       158,982,956
                                                                                ------------      ------------
End of period*                                                                  $145,437,415      $143,602,841
                                                                                ============      ============

----------
* Includes undistributed net investment income of $1,078,500 and $290,609, respectively.

See accompanying notes to financial statements.

THE CHILE FUND, INC.

FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                                 FOR THE
                                                SIX MONTHS
                                                   ENDED       FOR THE YEARS ENDED DECEMBER 31,
                                               JUNE 30, 2006   --------------------------------
                                                (UNAUDITED)       2005       2004       2003
                                               -------------    --------   --------   --------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period            $  14.16        $  15.68   $  14.48   $   8.39
                                                --------        --------   --------   --------
Net investment income/(loss)                        0.08            0.11       0.16       0.07
Net realized and unrealized gain/(loss) on
   investments and foreign currency related
   transactions                                     0.10            2.71       3.27       6.47
                                                --------        --------   --------   --------
Net increase/(decrease) in net assets
   resulting from operations                        0.18            2.82       3.43       6.54
                                                --------        --------   --------   --------
Dividends and distributions to shareholders:
   Net investment income                              --           (0.07)     (0.47)     (0.08)
   Net realized gain on investments and
      foreign currency related transactions           --           (4.27)     (1.76)     (0.37)
   In excess of net investment income                 --              --         --         --
                                                --------        --------   --------   --------
Total dividends and distributions to
   shareholders                                       --           (4.34)     (2.23)     (0.45)
                                                --------        --------   --------   --------
Anti-dilutive impact due to capital shares
   tendered or repurchased                            --              --         --         --
                                                --------        --------   --------   --------
Net asset value, end of period                  $  14.34        $  14.16   $  15.68   $  14.48
                                                ========        ========   ========   ========
Market value, end of period                     $  14.72        $  17.65   $  13.99   $  14.10
                                                ========        ========   ========   ========
Total investment return (a)                       (16.60)%         57.74%     14.93%    100.72%
                                                ========        ========   ========   ========
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)         $145,437        $143,603   $158,983   $146,839
Ratio of expenses to average net assets (b)         2.12%(d)        1.82%      1.85%      1.74%
Ratio of expenses to average net assets,
   excluding taxes                                  1.74%(d)        1.57%      1.62%      1.74%
Ratio of net investment income/(loss) to
   average net assets                               1.07%(d)        0.69%      1.12%      0.65%
Portfolio turnover rate                            14.63%          37.48%     35.54%     31.94%

----------
* Based on actual shares outstanding on February 4, 2002 (prior to the tender offer) and December 31, 2002.

+    Based on average shares outstanding.

~ Includes a $0.08 per share decrease to the Fund's net asset value per share resulting from the dilutive impact of shares issued pursuant to the Fund's automatic Dividend Reinvestment Plan.

(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program.

(b)  Ratios include the effect of Chilean taxes.

(c) Ratio includes the effect of a reversal of Chilean tax accrual; excluding the reversal, the ratio would have been 0.18%.

(d)  Annualized.

                                 See accompanying notes to financial statements.



                                                                     FOR THE YEARS ENDED DECEMBER 31,
                                               ----------------------------------------------------------------------------
                                                 2002        2001       2000       1999       1998        1997       1996
                                               -------     --------   --------   --------   --------    --------   --------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period           $  9.93     $  11.43   $  15.22   $  12.59   $  21.61    $  22.59   $  26.45
                                               -------     --------   --------   --------   --------    --------   --------
Net investment income/(loss)                      0.09*        0.21      (0.06)+     0.09       0.38        0.10       0.47
Net realized and unrealized gain/(loss) on
   investments and foreign currency related
   transactions                                  (1.70)       (0.70)     (3.36)      3.19      (6.88)~      2.32      (3.44)
                                               -------     --------   --------   --------   --------    --------   --------
Net increase/(decrease) in net assets
   resulting from operations                     (1.61)       (0.49)     (3.42)      3.28      (6.50)       2.42      (2.97)
                                               -------     --------   --------   --------   --------    --------   --------
Dividends and distributions to shareholders:
   Net investment income                         (0.09)       (0.15)     (0.01)     (0.07)     (0.32)         --      (0.47)
   Net realized gain on investments and
      foreign currency related transactions         --        (0.86)     (0.58)     (0.58)     (2.20)      (3.40)     (0.26)
   In excess of net investment income               --           --         --         --         --          --      (0.16)
                                               -------     --------   --------   --------   --------    --------   --------
Total dividends and distributions to
   shareholders                                  (0.09)       (1.01)     (0.59)     (0.65)     (2.52)      (3.40)     (0.89)
                                               -------     --------   --------   --------   --------    --------   --------
Anti-dilutive impact due to capital shares
   tendered or repurchased                        0.16           --       0.22         --         --          --         --
                                               -------     --------   --------   --------   --------    --------   --------
Net asset value, end of period                 $  8.39     $   9.93   $  11.43   $  15.22   $  12.59    $  21.61   $  22.59
                                               =======     ========   ========   ========   ========    ========   ========
Market value, end of period                    $  7.25     $   8.43   $  8.438   $ 11.250   $  9.063    $ 17.813   $ 20.875
                                               =======     ========   ========   ========   ========    ========   ========
Total investment return (a)                     (12.93)%      13.18%    (20.04)%    31.45%    (33.00)%      3.56%    (16.43)%
                                               =======     ========   ========   ========   ========    ========   ========
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)        $85,082     $134,289   $154,473   $218,027   $180,357    $303,944   $317,012
Ratio of expenses to average net assets (b)       1.11%        2.71%      2.98%      2.16%        --        3.34%      1.96%
Ratio of expenses to average net assets,
   excluding taxes                                2.01%        1.54%      1.73%      1.64%      1.62%       1.50%      1.48%
Ratio of net investment income/(loss) to
   average net assets                             1.28%(c)     1.91%     (0.45)%     0.61%      2.29%       0.38%      1.79%
Portfolio turnover rate                          31.94%       29.81%     24.25%     12.01%      5.39%      35.59%      4.82%

THE CHILE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE A. ORGANIZATION

The Chile Fund, Inc. (the "Fund") was incorporated in Maryland on January 30, 1989 and commenced investment operations on September 27, 1989. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

NOTE B. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION: The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. Equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest ask quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that this method would not represent fair value. Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund's Valuation Time, but after the close of the securities' primary market, are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors. The Fund may utilize a service provided by an independent third party which has been approved by the Board of Directors to fair value certain securities. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. The Fund's estimate of fair value assumes a willing buyer and a willing seller neither acting under the compulsion to buy or sell.

SHORT-TERM INVESTMENT: The Fund sweeps available cash into a short-term time deposit available through Brown Brothers Harriman & Co., the Fund's custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and U.S. income tax purposes. Interest income is accrued as earned; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders sufficient to relieve it from all or substantially all U.S. income and excise taxes.

The Fund accrues foreign taxes on realized gains and repatriation taxes in an amount equal to what the Fund would owe if the securities were sold and the proceeds repatriated on the valuation date as a liability and reduction of realized/unrealized gains. Taxes on foreign income are recorded when the related income is recorded. For the six months ended June 30, 2006, the Fund incurred $281,145 of such expense.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the valuation date rate of exchange; and

     (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

OTHER: The Fund invests in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risks (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

The Chilean securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. A significant proportion of the aggregate market value of equity securities listed on the Santiago Exchange are held by a small number of investors and are not publicly traded. This may limit the number of shares available for acquisition or disposition by the Fund.

Investments in Chile may involve certain considerations and risks not typically associated with investments in the United States, including the possibility of future political and economic developments and the level of Chilean governmental supervision and regulation of its securities markets.

The Fund, subject to local investment limitations, may invest up to 20% of its assets (at the time of commitment) in illiquid equity securities, including securities of private equity funds (whether in corporate or partnership form) that invest primarily in the emerging markets. When investing through another investment fund, the Fund will bear its proportionate share of the expenses incurred by that fund, including management fees. Such securities are expected to be illiquid, which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be substantially less than those originally paid by the Fund or the current carrying values and these difference could be material. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded.

NOTE C. AGREEMENTS

Credit Suisse Asset Management, LLC ("Credit Suisse") serves as the Fund's investment adviser with respect to all investments. Credit Suisse receives as compensation for its advisory services from the Fund, an annual fee, calculated weekly and paid quarterly, equal to 1.20% of the first $50 million of the Fund's average weekly market value or net assets (whichever is lower), 1.15% of the next $50 million and 1.10% of amounts in excess of $100 million. For the six months ended June 30, 2006, Credit Suisse earned $850,185 for advisory services. Credit Suisse also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the six months ended June 30, 2006, Credit Suisse was reimbursed $9,917 for administrative services rendered to the Fund.

Celfin Capital Servicios Financieros S.A. ("Celfin") serves as the Fund's Chilean sub-adviser. Celfin receives as compensation for its sub-advisory services, an annual fee, out of the advisory fee payable to Credit Suisse, calculated weekly and paid quarterly, equal to 0.20% of the Fund's average weekly market value or net assets (whichever is lower). For the six months ended June 30, 2006, these sub-advisory fees amounted to $147,817.

For the six months ended June 30, 2006, Celfin earned approximately $38,000 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's U.S. administrator. The Fund pays BSFM a monthly fee that is calculated weekly based on the Fund's average weekly net assets. For the six months ended June 30, 2006, BSFM earned $49,120 for administrative services.

Celfin Capital S.A. Administradora de Fondos de Capital Extranjero ("AFCE") serves as the Fund's Chilean administrator. For its services, AFCE is paid a fee, out of the advisory fee payable to Credit Suisse, that is calculated weekly and paid quarterly at an annual rate of 0.05% of the Fund's average weekly market value or net assets (whichever is lower). In addition, AFCE receives a supplemental administration fee, an annual reimbursement of out-of-pocket expenses and an accounting fee. For the six months ended June 30, 2006, the administration fees, supplemental administration fees and accounting fees amounted to $36,954, $39,671 and $3,372, respectively.

Merrill Corporation ("Merrill"), an affiliate of Credit Suisse, has been engaged by the Fund to provide certain financial printing services. For the six months ended June 30, 2006, Merrill was paid $16,115 for its services to the Fund.

The Independent Directors receive fifty percent (50%) of their annual retainer in the form of shares purchased by the Fund's transfer agent in the open market. Directors as a group own less than 1% of the Fund's outstanding shares.

NOTE D. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001 par value. Of the 10,139,926 shares outstanding at June 30, 2006, Credit Suisse owned 14,615 shares.

NOTE E. INVESTMENT IN SECURITIES

For the six months ended June 30, 2006, purchases and sales of securities, other than short-term investments, were $21,777,502 and $23,909,952, respectively.

NOTE F. CREDIT FACILITY

The Fund, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a $75 million committed, unsecured, line of credit facility ("Credit Facility") with Deutsche Bank, A.G. as administrative agent and syndication agent and State Street Bank and Trust Company as operations agent for temporary or emergency purposes. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. During the six months ended June 30, 2006, the Fund had no borrowings under the Credit Facility.

NOTE G. FEDERAL INCOME TAXES

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of foreign currency transactions, losses deferred due to wash sales and excise tax regulations.

At June 30, 2006, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $91,620,062, $58,015,373, $(3,393,097) and $54,622,276, respectively.

NOTE H. CONTINGENCIES

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On April 20, 2006, the Annual Meeting of Shareholders of the Fund (the "Meeting") was held and the following matter was voted upon:

(1) To re-elect two directors (Mr. Arzac and Mr. Torino) and to elect two directors (Mr. Fox and Mr. Haber) to the Board of Directors of the Fund:

NAME OF DIRECTOR                                               FOR      WITHHELD
----------------                                            ---------   --------
Enrique R. Arzac                                            6,920,423    63,778
Lawrence J. Fox                                             6,907,063    77,139
Lawrence D. Haber                                           6,916,760    67,441
Martin M. Torino                                            6,915,408    68,793

In addition to the directors elected at the Meeting, James J. Cattano and Steven
N. Rappaport continued as directors of the Fund. Subsequent to this Meeting Lawrence D. Haber resigned as a director of the Fund.

IMPORTANT PRIVACY CHOICES FOR CONSUMERS (UNAUDITED)

We are committed to maintaining the privacy of every current and prospective customer. We recognize that you entrust important personal information to us, and we wish to assure you that we take seriously our responsibilities in protecting and safeguarding this information.

In connection with making available investment products and services to current and potential customers, we may obtain nonpublic personal information about you. This information may include your name, address, e-mail address, social security number, account number, assets, income, financial situation, transaction history and other personal information.

We may collect nonpublic information about you from the following sources:

- Information we receive on applications, forms, questionnaires, web sites, agreements or in the course of establishing or maintaining a customer relationship; and

-    Information about your transactions with us, our affiliates, or others.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except with your consent or as otherwise permitted by law.

In cases where we believe that additional products and services may be of interest to you, we may share the information described above with our affiliates.

We may also disclose this information to firms that perform services on our behalf. These agents and service providers are required to treat the information confidentially and use it only for the purpose for which it is provided.

We restrict access to nonpublic personal information about you to those employees, agents or other parties who need to know that information to provide products or services to you or in connection with your investments with or through us. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

NOTE: THIS NOTICE IS PROVIDED TO CLIENTS AND PROSPECTIVE CLIENTS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CREDIT SUISSE"), AND CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., AND SHAREHOLDERS AND PROSPECTIVE SHAREHOLDERS IN CREDIT SUISSE SPONSORED AND ADVISED INVESTMENT COMPANIES, INCLUDING CREDIT SUISSE FUNDS, AND OTHER CONSUMERS AND CUSTOMERS, AS APPLICABLE. THIS NOTICE IS NOT INTENDED TO BE INCORPORATED IN ANY OFFERING MATERIALS BUT IS MERELY A STATEMENT OF OUR CURRENT PRIVACY POLICY, AND MAY BE AMENDED FROM TIME TO TIME UPON NOTICE TO YOU. THIS NOTICE IS DATED AS OF MAY 18, 2006.

DESCRIPTION OF INVESTLINK(SM) PROGRAM (UNAUDITED)

The InvestLink(SM) Program is sponsored and administered by Computershare Trust Company N.A. ("Computershare"), not by the Fund. Computershare will act as program administrator (the "Program Administrator") of the InvestLink(SM) Program (the "Program"). The purpose of the Program is to provide existing shareholders with a simple and convenient way to invest additional funds and reinvest dividends in shares of the Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.

In order to participate in the Program, you must be a registered holder of at least one Share of stock of the Fund. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. All cash payments must be drawn on a U.S. bank and payable in U.S. dollars. Checks must be made payable to Computershare. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all Shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

A participant will be assessed certain charges in connection with his participation in the Program. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which include brokerage commissions.) Participants will not be charged any fee for reinvesting dividends.

The number of Shares to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. The investment date for cash payments is the 25th day of each month (or the next trading day if the 25th is not a trading day). The investment date for dividend reinvestment is the dividend payment date. The Program Administrator uses dividends and funds of participants to purchase Shares of the Fund in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the purchase date. In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the Federal Securities laws or when unusual market conditions make prudent investment impracticable. In the event the Program Administrator is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.

The average price of all Shares purchased by the Program Administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his account with his funds or dividends received by the Program Administrator during such time period. The average price of all Shares sold by the Program Administrator pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his account pursuant to his sell orders received by the Program Administrator during such time period. All sale requests having an anticipated market value of $100,000.00 or more are expected to be submitted in written form. In addition, all sale requests received by the Program Administrator within thirty (30) days of an address change are expected to be submitted in written form.

Computershare, as Program Administrator, administers the Program for participants, keeps records, sends statements of account to participants and performs other duties relating to the Program. Each participant in the Program will receive a statement of his account following each purchase of Shares. The statements will also show the amount of dividends credited to such participant's account (if applicable), as well as the fees paid by the participant. In addition, each participant will receive copies of the Fund's annual and semi-annual reports to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

If the Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his account, and for all other Shares of the Fund registered in his name. The Program Administrator will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.

Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. The Program Administrator will hold the Shares in book-entry form until a Program participant chooses to withdraw his Shares or terminate his participation in the Program. The number of Shares purchased for a participant's account under the Program will be shown on his statement of account. This feature protects against loss, theft or destruction of stock certificates.

A participant may withdraw all or a portion of the Shares from his Program account by notifying the Program Administrator. After receipt of a participant's request, the Program Administrator will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him and send him the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his Program account, his participation in the Program will be terminated by the Program Administrator. In no case will certificates for fractional Shares be issued. The Program Administrator will convert any fractional Shares held by a participant at the time of his withdrawal to cash.

Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts. Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which participants hold in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.

All Shares of the Fund (including any fractional share) credited to his account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such Shares will be voted as indicated. A participant may also elect to vote his Shares in person at the Shareholders' meeting.

A participant will receive tax information annually for his personal records and to help him prepare his U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the Program, participants should consult with their own tax advisors.

The Program Administrator in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, the Program Administrator will be liable for loss or damage due to error caused by its negligence, bad faith or willful misconduct. Shares held in custody by the Program Administrator are not subject to protection under the Securities Investors Protection Act of 1970.

The participant should recognize that neither the Fund nor the Program Administrator can provide any assurance of a profit or protection against loss on any Shares purchased under the Program. A participant's investment in Shares held in his Program account is no different than his investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all of his Shares. Neither the Fund nor the Program Administrator can guarantee that Shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his own judgment and research.

While the Program Administrator hopes to continue the Program indefinitely, the Program Administrator reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. The Program Administrator also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by the Program Administrator and any such good faith determination will be final.

Any interested shareholder may participate in the Program. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $100,000.00 annually. An interested shareholder may join the Program by reading the Program description, completing and signing the enrollment form and returning it to the Program Administrator. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers:
(800) 730-6001 (U.S. and Canada) or (781) 575-3100 (outside U.S. and Canada).
All correspondence regarding the Program should be directed to: Computershare Trust Company, N.A., InvestLink(SM) Program, P.O. Box 43010, Providence, RI 02940-3010.

InvestLink is a service mark of Computershare Trust Company, N.A.

PROXY VOTING AND PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Information regarding how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30, of each year, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

          -    By calling 1-800-293-1232;

          -    On the Fund's website, www.credit-suisse.com/us

          - On the website of the Securities and Exchange Commission, http://www.sec.gov.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

OTHER FUNDS MANAGED BY CREDIT SUISSE ASSET MANAGEMENT, LLC

CLOSED-END FUNDS

SINGLE COUNTRY

The First Israel Fund, Inc. (ISL)
The Indonesia Fund, Inc. (IF)

MULTIPLE COUNTRY

The Emerging Markets Telecommunications Fund, Inc. (ETF)
The Latin America Equity Fund, Inc. (LAQ)

FIXED INCOME

Credit Suisse Asset Management Income Fund, Inc. (CIK)
Credit Suisse High Yield Bond Fund (DHY)

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds listed above at 1-800-293-1232 or visit our website on the
Internet: http://www.credit-suisse.com/us.

OPEN-END FUNDS

Credit Suisse Capital Appreciation Fund
Credit Suisse Cash Reserve Fund
Credit Suisse Commodity Return Strategy Fund
Credit Suisse Emerging Markets Fund
Credit Suisse Fixed Income Fund
Credit Suisse Global Fixed Income Fund
Credit Suisse Global Small Cap Fund
Credit Suisse High Income Fund
Credit Suisse International Focus Fund
Credit Suisse Japan Equity Fund
Credit Suisse Large Cap Blend Fund
Credit Suisse Large Cap Value Fund
Credit Suisse Mid-Cap Growth Fund
Credit Suisse New York Municipal Fund
Credit Suisse Short Duration Bond Fund
Credit Suisse Small Cap Growth Fund
Credit Suisse Small Cap Value Fund
Credit Suisse Strategic Allocation Fund

Fund shares are not deposits or other obligations of Credit Suisse Asset Management, LLC or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse Asset Management, LLC or any affiliate. Fund investments are subject to investment risks, including loss of your investment. There are special risk considerations associated with international, global, emerging-market, small-company, private equity, high-yield debt, single-industry, single-country and other special, aggressive or concentrated investment strategies. Past performance cannot guarantee future results.

More complete information about a fund, including charges and expenses, is provided in the Prospectus, which should be read carefully before investing. You may obtain copies by calling Credit Suisse Funds at 800-927-2874. Performance information current to the most recent month-end is available at www.credit-suisse.com/us.

Credit Suisse Asset Management Securities, Inc., Distributor.

SUMMARY OF GENERAL INFORMATION (UNAUDITED)

The Fund is a closed-end, non-diversified management investment company whose shares trade on the American Stock Exchange, LLC ("AMEX"). The Fund's AMEX trading symbol is CH. Its investment objective is to seek total return, consisting of capital appreciation and current income through investments primarily in Chilean equity and debt securities. Credit Suisse Asset Management, LLC, the Fund's investment adviser, is part of the Asset Management business of Credit Suisse, a leading global financial services organization headquartered in Zurich, with offices focused on asset management in 18 countries.

SHAREHOLDER INFORMATION

The Fund's market price is published in THE NEW YORK TIMES (daily) and THE WALL STREET JOURNAL (daily) under the designation "ChileFd", and BARRON'S (each Monday) under the designation "Chile". Weekly comparative net asset value (NAV) and market price information about The Chile Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S, as well as other newspapers, in a table called "Closed-End Funds."

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that The Chile Fund, Inc. may from time to time purchase shares of its capital stock in the open market.

DIRECTORS AND CORPORATE OFFICERS

Enrique R. Arzac       Chairman of the Board of Directors
James J. Cattano       Director
Lawrence J. Fox        Director
George W. Landau       Honorary Director
Steven N. Rappaport    Director
Martin M. Torino       Director
Steven B. Plump        Chief Executive Officer and President
Matthew J.K. Hickman   Chief Investment Officer
J. Kevin Gao           Senior Vice President and Secretary
Ajay Mehra             Chief Legal Officer
Emidio Morizio         Chief Compliance Officer
Michael A. Pignataro   Chief Financial Officer
Robert Rizza           Treasurer
John E. Smith, Jr.     Assistant Treasurer
Brooke Brown           Assistant Secretary
Karen Regan            Assistant Secretary

INVESTMENT ADVISER

Credit Suisse Asset Management, LLC
466 Lexington Avenue
New York, NY 10017

INVESTMENT SUB-ADVISER

Celfin Capital Servicios Financieros S.A.
Apoquindo 3721, Piso 19
Santiago, Chile

ADMINISTRATOR

Bear Stearns Funds Management Inc.
383 Madison Avenue
New York, NY 10179

CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

SHAREHOLDER SERVICING AGENT

Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
Two Commerce Square
Philadelphia, PA 19103

LEGAL COUNSEL

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. The financial information included herein is taken from the records of the Fund without examination by independent registered public accountants who do not express an opinion thereon. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

[AMERICAN STOCK EXCHANGE(R) LOGO]
LISTED
CH

CH-SAR-0606

ITEM 2. CODE OF ETHICS.

This item is inapplicable to a semi-annual report on Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

This item is inapplicable to a semi-annual report on Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

This item is inapplicable to a semi-annual report on Form N-CSR.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

This item is inapplicable to a semi-annual report on Form N-CSR.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

This item is inapplicable to a semi-annual report on Form N-CSR.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

This item is inapplicable to a semi-annual report on Form N-CSR.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(g) of Schedule 14A in its definitive proxy statement dated March 1, 2006.

ITEM 11. CONTROLS AND PROCEDURES.

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3) Not applicable.

(b) The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     THE CHILE FUND, INC.


     /s/ Steven B. Plump
     -------------------------------------
     Name: Steven B. Plump
     Title: Chief Executive Officer
     Date: September 5, 2006

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


     /s/ Steven B. Plump
     -------------------------------------
     Name: Steven B. Plump
     Title: Chief Executive Officer
     Date: September 5, 2006


     /s/ Michael A. Pignataro
     -------------------------------------
     Name: Michael A. Pignataro
     Title: Chief Financial Officer
     Date: September 5, 2006